UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): June 28, 2012

ProElite, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-139982	22-3161866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1800 Century Park East
6th Floor
Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 526-8700
(Registrant’s telephone number, including area code)

12121 Wilshire Boulevard, Suite 1112, Los Angeles, California 90025

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Effective June 28, 2012, Jerry Rubinstein was elected by the board of directors of ProElite, Inc. (the “Company”) as Chairman of the Board and Chief Executive Officer. Also effective June 28, 2012, Paul Feller resigned as the Chairman of the Board, Chief Executive Officer and a director of the Company.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2012	PROELITE, INC.

Date	By:	/s/ JERRY RUBINSTEIN
Jerry Rubinstein, Chief Executive Officer

4